Exhibit 10.41


                         AMENDMENT NO. 6 TO
                     LOAN AND SECURITY AGREEMENT
                 AND AMENDMENT NO. 8 TO SUPPLEMENT A
                   TO LOAN AND SECURITY AGREEMENT



                                          June 29, 1998



All Star Gas Corporation, f/k/a
  Empire Gas Corporation
1700 South Jefferson Street
Lebanon, Missouri 65536
Attention:  Ms. Valeria Schall

Ladies and Gentlemen:

            Reference is made to the Loan and Security Agreement dated as of June 29, 1994 among All Star Gas Corporation, f/k/a Empire Gas Corporation ("Borrower"), the Lenders party thereto ("Lenders") and Bank of America National Trust and Savings Bank, successor by merger to Bank of America Illinois, f/k/a Continental Bank, f/k/a Continental Bank N.A., as a Lender and as Agent for the Lenders ("BOA"), as amended through the date hereof (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

            Borrower has requested that the Requisite Lenders agree to amend the Loan Agreement and Supplement A thereto (a) to extend the maturity date thereof through September 29, 1998 and (b) in various other respects. The Requisite Lenders have agreed to the foregoing, on the terms and conditions contained herein.

            Therefore, the parties hereto agree as follows:

            1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            (a) Section 1.1. Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (i) The definition of the term "LIBOR Rate" is hereby
            amended by deleting the percentage "2.50%" contained therein and inserting in its place the percentage "3.00%".

                  (ii) The definition of the term "Permitted Acquisition"
            is amended and restated in its entirety as follows:

                  "'Permitted Acquisition' means any Acquisition that is expressly consented to in writing by Requisite Lenders."

                  (iii) The definition of the term "Termination Date" is
            hereby amended by deleting the date "June 29, 1998" contained therein and inserting in its place the date "September
            29, 1998."

            (b) Section 2.5(c). Section 2.5(c) of the Loan Agreement is hereby amended by deleting the phrase "first Banking Day of each month for the preceding month" and replacing it with the phrase "first Banking Day on or after the first and fifteenth calendar days of each month for the preceding period".

            (c) Section 5.28. A new Section 5.28 is hereby added to the Loan Agreement as follows:

                  "Banking Relationships. Maintain, and cause each of its Subsidiaries to maintain, its principal business, cash management, operating, and administrative deposit accounts at Bank of America National Trust and Savings Association."

            (d) Section 3.2(d) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

                  "On or before July 15, 1998, Borrower shall establish at Bank of America National Trust and Savings Association a blocked account for receipt of the proceeds of Accounts Receivable and other Collateral of Borrower and its Subsidiaries, on terms and pursuant to documents in form and substance acceptable to Agent."

            2. Amendments to Supplement A. Supplement A is hereby amended as follows:

            (a) Section 2.2. Section 2.2 of Supplement A is hereby amended as follows:

                  (i) Subsection (ii) thereof is hereby amended and
            restated in its entirety as follows:

                  "(ii) an amount equal to the least of (a) $8,000,000, (b) 150% of Account Receivable Availability and (c) up to 52% (after deduction of such reserves and allowances as Agent deems proper and necessary in its reasonable judgment) of Eligible Inventory."

                  (ii) Subsection (iii) is hereby deleted in its entirety.

            (b) Section 3.1.1(a). Section 3.1.1(a) of Supplement A is hereby amended by deleting the percentage "1.00%" contained therein and inserting in its place the percentage "1.50%".

            3. Representations and Warranties. The Borrower confirms that all of the representations and warranties set forth in the Loan Agreement are true and correct in all material respects as of the date of execution hereof. In particular, the list of Borrower's Subsidiaries and their business locations attached hereto as Annex 1 is true and correct in all respects.

            4. Scope. This Amendment No. 6 to Loan and Security Agreement and Amendment No. 8 to Supplement A to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, Supplement A and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

            5. Conditions to Effectiveness. This Amendment shall be effective upon:

            (a) the execution of this Amendment by BOA, on behalf of the Requisite Lenders, acceptance hereof by Borrower and each other Obligor, and delivery hereof to BOA at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Mr. Steven Standbridge, on or prior to June 29, 1998; and

            (b) the payment to BOA of a renewal fee of $15,000 in consideration of this Amendment, which fee may be charged by BOA to the Loan Account and shall be fully earned upon the execution of this Amendment.

                                    Very truly yours,

                                    BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS
                                    ASSOCIATION, SUCCESSOR BY
                                    MERGER TO BANK OF AMERICA ILLINOIS,
                                    f/k/a CONTINENTAL BANK,
                                    f/k/a CONTINENTAL BANK N.A.,
                                    AS AGENT ON BEHALF OF REQUISITE LENDERS


                                    By:_____________________________
                                    Its:_____________________________


Acknowledged and agreed to
29th day of June, 1998.


ALL STAR GAS CORPORATION, f/k/a
   EMPIRE GAS CORPORATION


By:  /s/ Valeria Schall
Its:  Executive Vice President




                Acknowledgment and Acceptance of Guarantors

            Each of the undersigned is either (a) a party to the Master Corporate Guaranty dated June 29, 1994 in favor of BOA, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement, (b) has previously acquired to become a party to the Guaranty or (c) is agreeing by its signature below to become a party to the Guaranty. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amendment.

                       Acknowledged and Agreed to this
                       29th day of June, 1998.


                       EACH OF THE SUBSIDIARIES OF ALL STAR GAS
                       CORPORATION, f/k/a EMPIRE GAS CORPORATION,
                       LISTED ON EXHIBIT A ATTACHED HERETO


                       By:  /s/ Valeria Schall
                            ---------------------------------------
                             Vice President of each Subsidiary



                              EXHIBIT A

                        List of Subsidiaries





                              CORPORATE REPORT
                               JUNE 18, 1998

                                               AUTHORIZED TO
CORPORATION                 INCORPORATED       DO BUSINESS                       OFFICERS                 DIRECTORS


All Star Gas Corporation    Missouri           None                  President       Paul S. Lindsey      Paul S. Lindsey
                                                                     Exec. VP        Kristin L. Lindsey   Kristin L. Lindsey
                                                                     Exec. VP        Valeria Schall       Douglas A. Brown
                                                                     COO             Marty Trickett       Jim Shoemake
                                                                     Sr. VP          Robert C. Heagerty   Bruce L. Withers
                                                                     Sr. VP          Dan Binning
                                                                     VP/MIS          J. Greg House

All Star Gas Inc. of        Arizona            None                  President       Dan Binning          Valeria Schall
Arizona                                                              Vice President  Jon Brotz            Robert L. Mathews
      All Star - Globe                                               VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Camp Verde                                          VP/Asst. Corp.  Robert L. Mathews
      All Star - Flagstaff                                           Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        Arkansas           Oklahoma              President       Robert Heagerty      Valeria Schall
Arkansas                                                             Vice President  Steve Swillum        Robert L. Mathews
      All Star - Greenwood                                           VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Lincoln                                             VP/Asst. Corp.  Robert L. Mathews
      All Star - Siloam                                              Sec.            Robby E. Roberts
        Springs                                                      VP/Treasurer
      Summer's Butane

All Star Gas Inc. of        California         None                  President       Dan Binning          Valeria Schall
California                                                           Vice President  Jon Brotz            Robert L. Mathews
      All Star - Needles                                             Vice President  Steve Mackinder      Robby E. Roberts
                                                                     VP/Corp. Sec.   Valeria Schall
      O.C. Propane                                                   VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        California         None                  President       Dan Binning          Valeria Schall
Elsinore                                                             Vice President  Jon Brotz            Robert L. Mathews
                                                                     VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        California         None                  President       Dan Binning          Valeria Schall
Sacramento                                                           Vice President  Steve Mackinder      Robert L. Mathews
                                                                     VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        California         None                  President       Dan Binning          Valeria Schall
Susanville                                                           Vice President  Steve Mackinder      Robert L. Mathews
                                                                     VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of Yucca  California         None                  President       Dan Binning          Valeria Schall
Valley                                                               Vice President  Jon Brotz            Robert L. Mathews
                                                                     VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        Colorado           Colorado              President       Dan Binning          Valeria Schall
Colorado                                                             Vice President  Gregg Marken         Robert L. Mathews
      All Star - Gunnison                                            VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Boulder                                             VP/Asst. Corp.  Robert L. Mathews
      All Star - Canon City                                          Sec.            Robby E. Roberts
      All Star - Castle                                              VP/Treasurer
        Rock
      All Star - Colorado
        Springs
      All Star - Denver
      All Star - Evergreen
      All Star - Fairplay
      All Star - Fort
        Collins
      All Star - Delta
      All Star - Grand
        Junction
      All Star - Loveland
      All Star - Monte
        Vista
      All Star - Pueblo
      All Star - Woodland
        Park

All Star Gas Inc. of        Michigan           None                  President       Marty Trickett       Valeria Schall
Michigan                                                             Vice President  Tim Miller           Robert L. Mathews
      All Star - Big Rapids                                          VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Newaygo                                             VP/Asst. Corp.  Robert L. Mathews
      All Star - Charlotte                                           Sec.            Robby E. Roberts
      All Star - Coleman                                             VP/Treasurer
      All Star - Chassell
      All Star - Jackson
      All Star - Kalamazoo
      All Star - Marquette
      All Star - Munising
      All Star - Vassar
      All Star - Oakley

All Star Gas Inc. of        Delaware           Missouri              President       Robert Heagerty      Valeria Schall
Missouri                                                             Vice President  Jerry Mulligan       Robert L. Mathews
      All Star - Bolivar                                                             Steve Swillum        Robby E. Roberts
      All Star - Buffalo                                             VP/Corp. Sec.   Valeria Schall
      All Star - Carrolton                                           VP/Asst. Corp.  Robert L. Mathews
      All Star - Clinton                                             Sec.            Robby E. Roberts
      All Star - Cole Camp                                           VP/Treasurer
      All Star - Humansville
      All Star - Kansas City
      All Star - Lebanon
      All Star - Marshall
      All Star - Mt. Vernon
      All Star - Warsaw
      All Star - Camdenton
      All Star - Cuba
      All Star - Elsberry
      All Star - Lake Ozark
      All Star - Laurie
      All Star - Mid-Mo
      All Star - Morgan County

All Star Gas Inc. of No.    No. Carolina       None                  President       Marty Trickett       Valeria Schall
Carolina                                                             Vice President  J.D. Deitz           Robert L. Mathews
      All Star - Denver                                              VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Gastonia                                            VP/Asst. Corp.  Robert L. Mathews
      All Star -                                                     Sec.            Robby E. Roberts
        Hendersonville                                               VP/Treasurer
      All Star -
        Waynesville
      All Star - Wilmington
      All Star - Apex
      All Star - Ayden
      All Star - Carthage
      All Star - Creedmoor
      All Star - Durham
      All Star - Warrenton
      All Star - Washington
      All Star - Wilson
      All Star - Zebulon

All Star Gas Inc. of Ohio   Ohio               None                  President       Marty Trickett       Valeria Schall
      All Star - Columbiana                                          Vice President  Tim Miller           Robert L. Mathews
      All Star - Dover                                               VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      All Star - Mt. Vernon                                          VP/Asst. Corp.  Robert L. Mathews
      All Star - Toledo                                              Sec.            Robby E. Roberts
      All Star - Johnstown                                           VP/Treasurer

All Star Gas of Oklahoma,   Oklahoma           None                  President       Valeria Schall       Valeria Schall
Inc.                                                                 Vice President  Vacant               Robert L. Mathews
                                                                     VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Marketing          Oklahoma           Iowa                  President       Valeria Schall       Valeria Schall
Corporation                                    Missouri              Vice President  Vacant               Robert L. Mathews
                                               Florida               VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                               Kentucky              VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        Wyoming            None                  President       Dan Binning          Valeria Schall
Wyoming                                                              Vice President  Gregg Marken         Robert L. Mathews
      Big Horn                                                       VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      Ron's LP Gas                                                   VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

Empire Gas Corp. formerly   California         None                  President       Valeria Schall       Valeria Schall
      Empiregas Equip.                                               Vice President  Vacant               Robert L. Mathews
      Corp.                                                          VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of        Indiana            None                  President       Marty Trickett       Valeria Schall
Indiana                                                              Vice President  Tim Miller           Robert L. Mathews
      Orland LP Gas                                                  VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
                                                                     VP/Asst. Corp.  Robert L. Mathews
                                                                     Sec.            Robby E. Roberts
                                                                     VP/Treasurer

All Star Gas Inc. of Nevada Nevada             None                  President       Dan Binning          Valeria Schall
      All Star - Sparks                                              Vice President  Steve Mackinder      Robert L. Mathews
      Tippin - Winnemucca                                            VP/Corp. Sec.   Valeria Schall       Robby E. Roberts
      Tippin - Fallon                                                VP/Asst. Corp.  Robert L. Mathews
      Tippin - Hawthorne                                             Sec.            Robby E. Roberts
                                                                     VP/Treasurer




                                  ANNEX I

                     List of Subsidiaries and Locations